SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 22, 2004

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






New Jersey                              000-50055            22-3768777
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


155 Morristown Road                                                     07924
Bernardsville, New Jersey                                             (Zip Code)
(Address of principal executive
 offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

                              Item 5. Other Events

On July 22, 2004, the registrant issued a press release regarding Cornelius E. Golding joining the Board of Directors of Somerset Hills Bancorp. The press release is attached hereto as an exhibit.

                    Item 7. Financial Statements and Exhibits

(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:

Exhibit 99.01:  Press Release dated July 22, 2004






                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOMERSET HILLS BANCORP

Date: July 22, 2004                       By: /s/Stewart E. McClure, Jr.
-------------------                           ----------------------------------
                                              Stewart E. McClure, Jr.
                                          President, Chief Executive Officer and
                                          Chief Operating Officer



                                  EXHIBIT INDEX

Exhibit Description

99.01: Press Release Entitled: Somerset Hills Bancorp Expands Board of Directors to Include Retired Financial Services Industry Executive